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                                                                 EXHIBIT 99.10.b



                           Morgan Lewis & Bockius LLP
                              1800 M Street, N.W.
                             Washington, D.C. 20036




Michael Berenson
(202) 467-7450
mberenson@morganlewis.com


May 1, 2001



Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, Virginia  22203

Re:     Registration No. 33-35788

Ladies and Gentlemen:

        We hereby consent to the reference to our name under the caption
"Legal Matters" in the Statement of Additional Information contained in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-35788) for Homestead Funds, Inc. filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

                                                   Very truly yours,



                                                   MORGAN, LEWIS & BOCKIUS LLP

                                                   By: /s/ Michael Berenson
                                                      ------------------------
                                                      Michael Berenson